                                                                   Exhibit 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: March 2004

CURRENT BILLING MONTH 3/4/2004 - 4/1/2004                             COLLECTION CURVE 100%
  STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                            $179,054,778
Residential SECURITIZATION CHARGE (SC) Billed                       $  1,474,893       0.824%

Commercial Total Billed                                             $ 97,390,163
Commercial SECURITIZATION CHARGE (SC) Billed                        $  1,399,196       1.437%

Industrial Total Billed                                             $ 46,820,580
Industrial SECURITIZATION CHARGE (SC) Billed                        $  1,300,467       2.778%

  YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
  Non-Residential Customer Net Write-offs                                  0.100%
  Residential Customer Net Write-offs                                      0.470%
  Total Net Write-offs                                                     0.260%

  AGGREGATE SC COLLECTIONS
TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                      $  1,356,402
Commercial Class SC Collected                                       $  1,242,574
Industrial Class SC Collected                                       $  1,267,904

Total SC Collected                                                  $  3,866,880

  Aggregate SC Remittances for January 2004 BILLING MONTH           $  3,886,644
  Aggregate SC Remittances for February 2004 BILLING MONTH          $  4,565,254
  Aggregate SC Remittances for March 2004 BILLING MONTH             $  3,866,880
  TOTAL CURRENT SC REMITTANCES                                      $ 12,318,778

CURRENT BILLING MONTH 3/4/2004 - 4/1/2004                             COLLECTION CURVE 100%
  CALCULATED SC COLLECTED AMOUNT
  RESIDENTIAL
  A-1 Residential SC Collected                                      $  1,287,167
  A-3 Residential T.O.D. SC Collected                               $      5,933
  A-4 Alternate Residence SC Collected                              $     32,996
  A-5 Residential Farm/Life Support SC Collected                    $     30,306

  TOTAL RESIDENTIAL SC COLLECTED                                    $  1,356,402

  COMMERCIAL
  B-1 General Primary (041) SC Collected                            $     21,746
  B-General Secondary (010) SC Collected                            $    239,039
  C- General Secondary (011) SC Collected                           $    417,435
  D-General Primary (018) SC Collected                              $    262,903
  F-Primary High Load Factor (032) SC Collected                     $     47,170
  GH-General Service Heating (013) SC Collected                     $      7,889
  H- Water Heating Service (014) SC Collected                       $        585
  L-1 General Energy-Only Street Lighting SC Collected              $      2,486
  L-2 General Service (Cust Owned) St Light SC Collected            $      2,596
  L-3 General Service (Co Owned) St Light SC Collected              $     13,046
  L-4 General Service Outdoor Lighting Commercial SC Collected      $      1,637
  PS-1 General Secondary Public Pumping SC Collected                $      7,004
  PS-2 General Primary Public Pumping SC Collected                  $      6,423
  PS-3 General Optional Primary Public Pumping SC Collected         $     40,967
  R-1 General Secondary Resale SC Collected                         $          2
  R-2 General Secondary Resale SC Collected                         $      1,022
  R-3 General Primary Resale SC Collected                           $     25,554
  ROA-P Retail Open Access Primary (110) SC Collected               $    102,036
  ROA-S Retail Open Access Secondary Com SC Collected               $     27,371
  SC - Special Contract Commercial SC Collected                     $      1,773
  SPEC Grand Rapids Special Contract SC Collected                   $      2,969
  UR-General Unmetered SC Collected                                 $     10,921

  TOTAL COMMERCIAL SC COLLECTED                                     $  1,242,574

  INDUSTRIAL
  B-1 General Primary (042) SC Collected                            $     15,802
  B-General Secondary (020) SC Collected                            $     31,112
  C- General Secondary (021) SC Collected                           $     67,508
  CG-Cogeneration/Small Power Production Purchase SC Collected      $         58
  D-General Primary (028) SC Collected                              $    467,520
  F-Primary High Load Factor (033) SC Collected                     $     73,387
  GH-General Service Heating (023) SC Collected                     $         73
  GMD General Motors SC Collected                                   $     56,509
  GMF General Motors SC Collected                                   $     94,795
  GMJ-1 General Motors SC Collected                                 $      7,503
  H- Water Heating Service (024) SC Collected                       $          1

CURRENT BILLING MONTH 3/4/2004 - 4/1/2004                             COLLECTION CURVE 100%
  I-General Primary Interruptible (034) SC Collected                $      3,310
  J-1General Alternative Electric Metal Melting SC Collected        $     34,319
  J-General Primary Electric Furnace (037) SC Collected             $      5,669
  L-4 General Service Outdoor Lighting Industrial SC Collected      $        100
  R-3 General Primary Resale (027) SC Collected                     $         78
  ROA-P Retail Open Access Primary (111) SC Collected               $    290,807
  ROA-S Retail Open Access Secondary Ind SC Collected               $      3,927
  SC - Special Contract Industrial SC Collected                     $    115,426

  TOTAL INDUSTRIAL SC COLLECTED                                     $  1,267,904

  TOTAL SC COLLECTED                                                $  3,866,880

Executed as of this 19th day of April 2004.

                               CONSUMERS ENERGY COMPANY
                               AS SERVICER

                               /s/ Laura L. Mountcastle
                               ------------------------------------------------
                               Laura L. Mountcastle, Chief Executive Officer,
                                 President, Chief Financial Officer & Treasurer

CC:   Consumers Funding LLC
      One Energy Plaza
      Jackson, Mi  49201


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